UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 28, 2011 (October 24, 2011)

Tredegar Corporation

(Exact name of Registrant as specified in charter)

Virginia	1-10258	54-1497771
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1100 Boulders Parkway, Richmond, Virginia	23225
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code(804) 330-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 28, 2011, Tredegar Corporation, a Virginia corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to report that, on October 24, 2011, TAC Holdings, LLC, a Virginia limited liability company (the “Buyer”), and Tredegar Film Products Corporation, a Virginia corporation (“Tredegar Film Products”), which are indirect and direct, respectively, wholly-owned subsidiaries of the Company, completed the acquisition (the “Transaction”) of 100% of the outstanding equity interests of Terphane Holdings LLC, a Delaware limited liability company (“Terphane”). The Transaction was completed in accordance with the Membership Interest Purchase Agreement, dated as of October 14, 2011, by and among the Buyer, Tredegar Film Products and Gaucho Holdings B.V., a Dutch besloten vennootschap and an indirect subsidiary of Vision Capital Partners VII LP, a Guernsey limited partnership. This Amendment No. 1 to the Initial Form 8-K is being filed to provide the financial statements and pro forma financial information described under Item 9.01 below, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statements of Terphane required by this item are attached hereto as Exhibit 99.4 and Exhibit 99.5 and are incorporated by reference herein:

Annual Financial Statements

•	Consolidated Balance Sheets as of December 31, 2010 and 2009

•	Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2010, 2009 and 2008

•	Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008

•	Notes to the Consolidated Financial Statements

•	Report of Independent Auditors

Interim Financial Statements

•	Consolidated Condensed Interim Balance Sheets as of June 30, 2011 and December 31, 2010

•	Consolidated Condensed Interim Statements of Operations and Comprehensive Income (Loss) for the six months ended June 30, 2011 and 2010

•	Consolidated Condensed Statements of Cash Flows for the six months ended June 30, 2011 and 2010

•	Notes to the Consolidated Condensed Interim Financial Statements

(b)	Pro Forma Financial Information.

The following pro forma financial information of the Company reflecting the Transaction required by this item is attached hereto as Exhibit 99.6 and is incorporated by reference herein:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2011

•	Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2010

•	Unaudited Pro Forma Condensed Combined Statement of Income for the six months ended June 30, 2011

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Information

(d)	Exhibits.

2.1	Membership Interest Purchase Agreement, dated as of October 14, 2011, by and among TAC Holdings, LLC, Gaucho Holdings B.V. and Tredegar Film Products Corporation (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibit or schedule upon request.) (filed as Exhibit 2.1 to the Company’s Current Report Form 8-K (File No. 1-10258), as filed with the SEC on October 19, 2011, and incorporated herein by reference)

23.1	Consent of PricewaterhouseCoopers Auditores Independentes

99.1	Press release issued on October 24, 2011 (Previously filed with the Initial Form 8-K)

99.2	Transcript of October 26, 2011 analysts and investors conference call (Previously furnished with the Initial Form 8-K)

99.3	Slides for October 26, 2011 analysts and investors conference call (Previously furnished with the Initial Form 8-K)

99.4	Consolidated financial statements of Terphane Holdings LLC and Terphane Holding Corporation and Subsidiaries as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008

99.5	Consolidated condensed interim financial statements of Terphane Holdings LLC and Terphane Holdings Corporation and Subsidiaries as of June 30, 2011 and December 31, 2010 and for the six months ended June 30, 2011 and 2010

99.6	Unaudited pro forma condensed combined balance sheet of Tredegar Corporation as of June 30, 2011 and unaudited pro forma condensed combined statements of income for the year ended December 31, 2010 and six months ended June 30, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2012

TREDEGAR CORPORATION

By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement, dated as of October 14, 2011, by and among TAC Holdings, LLC, Gaucho Holdings B.V. and Tredegar Film Products Corporation (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibit or schedule upon request.) (filed as Exhibit 2.1 to the Company’s Current Report Form 8-K (File No. 1-10258), as filed with the SEC on October 19, 2011, and incorporated herein by reference)

23.1	Consent of PricewaterhouseCoopers Auditores Independentes

99.1	Press release issued on October 24, 2011 (Previously filed with the Initial Form 8-K)

99.2	Transcript of October 26, 2011 analysts and investors conference call (Previously furnished with the Initial Form 8-K)

99.3	Slides for October 26, 2011 analysts and investors conference call (Previously furnished with the Initial Form 8-K)

99.4	Consolidated financial statements of Terphane Holdings LLC and Terphane Holding Corporation and Subsidiaries as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008

99.5	Consolidated condensed interim financial statements of Terphane Holdings LLC and Terphane Holdings Corporation and Subsidiaries as of June 30, 2011 and December 31, 2010 and for the six months ended June 30, 2011 and 2010

99.6	Unaudited pro forma condensed combined balance sheet of Tredegar Corporation as of June 30, 2011 and unaudited pro forma condensed combined statements of income for the year ended December 31, 2010 and six months ended June 30, 2011